UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2008 (May 15, 2008)
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.
At the Registrant’s 2008 Annual Meeting of Stockholders held on May 15, 2008 (the “Annual Meeting”), the stockholders of the Registrant (i) elected the following nominees to the Registrant’s Board of Directors, to serve until the 2011 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes

Nominee	For	Withheld	Abstain
Kenneth B. Gilman	81,004,099	1,452,516	698,394
Kay Koplovitz	80,909,508	1,507,297	738,205
William L. McComb	81,000,538	1,437,137	717,335
Oliver R. Sockwell	80,984,134	1,449,203	721,671

(the other directors, whose terms of office continued after the Annual Meeting are: Bernard W. Aronson, Daniel A. Carp, Raul J. Fernandez, Nancy J. Karch, Kenneth P. Kopelman and Arthur C. Martinez);
(ii) approved the ratification of the appointment of Deloitte & Touche LLP as the Registrant’s independent auditors for fiscal 2008 (the number of affirmative votes cast was 81,769,161, the number of negative votes cast was 689,828 and the number of abstentions was 699,218); and
(iii) approved a stockholder proposal relating to a “simple majority vote” standard for amendments to the Registrant’s certificate of incorporation and by-laws (the number of affirmative votes cast was 68,564,650, the number of negative votes cast was 8,463,557 and the number of abstentions was 706,218).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: May 21, 2008	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President, General Counsel and Secretary